SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  May 14, 1999





                            FARNSWORTH BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       New Jersey                         0-24621               22-3591051
----------------------------           --------------         ----------------
(State or other jurisdiction           (SEC File No.)           (IRS Employer
     of incorporation)                                        Identification
                                                                   Number)


789 Farnsworth Avenue, Bordentown, NJ.                 08505
--------------------------------------                 -----
(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code: (609)298-0723
                                                    -------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)






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                            FARNSWORTH BANCORP, INC.


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
---------------------

         On May 14, 1999, the Registrant announced that it intended to initiate a repurchase of 4%, or 15,194 shares of its outstanding common stock in the open market. The Registrant announced that the repurchases would be made from time to time, subject to the availability of stock. The repurchases will be made by the Peoples Savings Bank Restricted Stock Plan Trust in order to fund the Restricted Stock Plan of the Registrant's wholly-owned subsidiary, Peoples Savings Bank. The repurchases are expected to be completed within one year.

         For further details, reference is made to the Press Release dated May 14, 1999, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
--------------------------------------------------------------------------------

Exhibit 99 -- Press Release dated May 14, 1999.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                FARNSWORTH BANCORP, INC.


Date: May 19, 1999                          By: /s/ Gary N. Pelehaty
     --------------------------                ------------------------
                                                Gary N. Pelehaty
                                                President and Chief
                                                Executive Officer








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